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                                                                    EXHIBIT 10.1


                AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT
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                                                                   June 26, 1996


AM General Corporation
105 North Niles Avenue
South Bend, Indiana 46634-7725
Attn: Mr. Paul Schuchman


Gentlemen:

     Congress Financial Corporation ("Lender") and AM General Corporation ("Borrower") have entered into financing arrangements pursuant to the Loan and Security Agreement, dated April 30, 1992 between Lender and Borrower (as this same has or may from time to time be amended or supplemented, the "Loan Agreement"). All capitalized terms used in this Amendment have the meaning assigned to them in the Loan Agreement.

     Amendment No. 2 to Loan and Security Agreement, dated October 27, 1992, between Lender and Borrower added a new Section 6.5(f) to the Loan Agreement to permit the repurchase by Borrower from a Floorplan Lender of Hummers repossessed by the Floorplan Lender and the Indebtedness of Dealers to such Floorplan Lender relating thereto.

     Pursuant to the request of Borrower, Borrower and Lender hereby agree that
Section 6.5(f)(i) of the Loan Agreement is deleted in its entirety and the following substituted therefor:

          "(i) the aggregate amount of the total liability of Borrower and AMGSC to all Floorplan Lenders for the purchase of Hummers and, if applicable, such Indebtedness (whether contingent or otherwise) outstanding at one time shall not exceed $8,500,000; provided, that, subject to the written consent of Lender in each instance, the liability of Borrower and AMGSC to a Floorplan Lender in connection with any fleet sales may be excluded from such limit,"

     Except as modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof.

     Upon receipt by Lender of an executed original of this Amendment duly authorized, executed and delivered by Borrower and

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its affiliates, this Amendment shall be effective as of the date set forth above.

                          Very truly yours,

                          CONGRESS FINANCIAL CORPORATION

                          /s/ Janet S. Last, V.P.
                              Janet S. Last
                              Vice President

ACKNOWLEDGED AND AGREED:

AM GENERAL CORPORATION

By: /s/ P. R. Schuchman
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Title: CFO
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AM GENERAL SALES CORPORATION

By: /s/ P. R. Schuchman
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Title: Vice President
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